WINNER MEDICAL GROUP INC.

2006 EQUITY INCENTIVE PLAN

As amended and restated effective October 7, 2007

ARTICLE 1.	GENERAL PURPOSE OF PLAN; DEFINITIONS.

1.1          Purpose. The purposes of this 2006 Equity Incentive Plan are (a) to enable the Company, and the Company’s subsidiaries and affiliates, to attract and retain highly qualified personnel who will contribute to the success of the Company, including the Company’s subsidiaries and certain affiliates, and (b) to provide incentives to participants in this 2006 Equity Incentive Plan that are linked directly to increases in stockholder value which will therefore inure to the benefit of all stockholders of the Company.

1.2          Definitions. For purposes of this Plan, except as otherwise defined in this Plan, capitalized terms shall have the meanings assigned to them in this Section 1.2.

“Administrator” means the Board, any Committees or such delegates as shall be administering the Plan in accordance with Section 2 of the Plan.

“Affiliate” means any entity or person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another entity, where “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

“Applicable Law” means the requirements relating to the administration of stock option and stock award plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company's agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

“Associated Award” shall have the meaning assigned to the term in Section 8.2.

“Award” means any award granted under the Plan.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Cause” means (i) the commission of any act by the Participant of a theft, embezzlement or fraud involving the Company or any Parent, Subsidiary or Affiliate of the Company or otherwise, (ii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company or an Affiliate (including, without limitation, the Participant’s improper use or disclosure of confidential or proprietary information), (iii) Participant’s breach of fiduciary duty to the Company or any Parent, Subsidiary or Affiliate of the Company, or (iv) any intentional act by the Participant which has a material detrimental effect on the Company or an Affiliate’s reputation or business. An Award Agreement or any employment agreement with an Eligible Recipient may further define the term “Cause” with respect to any Award granted under the Plan to such Eligible Recipient.

“Change in Control” shall be deemed to occur when any of the following events first occurs:

(a)           the sale, lease conveyance or other disposition of all or substantially all of the Company’s assets to any “person” (as such term is used in Section 13(d) of the Exchange Act), entity or group of persons acting in concert;

(b)           any person who is not currently a stockholder of the Company (or does not currently have the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants, options or otherwise, securities of the Company) becoming the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities;

(c)           members of the Incumbent Board ceasing to constitute a majority of the Board without the approval of the remaining members of the Incumbent Board; or

(d)           any merger, consolidation or other transaction of the Company with or into any other corporation, entity or person other than a transaction in which the holders of at least 50% of the shares of capital stock of the Company outstanding immediately prior thereto continue to hold (either by voting securities remaining outstanding or by their being converted into the voting securities of the surviving entity or its controlling entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity (or its controlling entity) outstanding immediately after such transaction.

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

“Committee” means the compensation committee of the Board or any other committee which the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code, Rule 16b-3 under the Exchange Act and the applicable rules of Nasdaq, any stock exchange or automated quotation system on which the Common Stock is primarily quoted or listed. If at any time or to any extent the Committee shall not administer the Plan, then the functions of the Committee as specified in the Plan shall be exercised by the Board.

“Common Stock” means the common stock, with a par value $0.001 per share as of the date of adoption of the Plan by the Board, of the Company.

“Company” means Winner Medical Group Inc., a Nevada corporation, or any successor corporation.

“Control” shall have the meaning assigned to the term in the definition of Affiliate in this Section 1.2.

“Disability” means the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Parent, Subsidiary or Affiliate by reason of a physical or mental disability or infirmity for a continuous period of six months, as determined by the Administrator. The date of such Disability shall be the last day of such six-month period or the date on which the Participant submits such medical evidence, satisfactory to the Company, that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from performing the Participant’s work duties for a continuous period of six months or longer, as the case may be. An Award Agreement or any employment agreement with an Eligible Recipient may further define the term “Disability” with respect to any Award granted under the Plan to such Eligible Recipient.

“Eligible Recipient” means an officer, director, employee, consultant or advisor of the Company or of any Parent, Subsidiary or Affiliate. For purposes of the Plan, the term “employee” shall include all those individuals whose service with or for the Company and/or any Parent, Subsidiary or Affiliate of the Company, is within the definition of “employee” in the “Rule as to the Use of Form S-8” contained in the General Instructions for the registration statement on Form S-8 promulgated by the Securities and Exchange Commission.

“Employee Director” means any director of the Company who is also an employee of the Company or of any Parent, Subsidiary or Affiliate.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time.

“Exercise Price” means the per share price at which a holder of an Award may purchase the Shares issuable upon exercise of such Award.

“Fair Market Value” as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator in good faith through reasonable application of a reasonable valuation method; provided, however, that Fair Market Value shall mean (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is listed and quoted on Nasdaq, the last sale price for the Common Stock on such date as reported by Nasdaq, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not listed and quoted on Nasdaq, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by NASD; (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and the last sale price and closing bid and asked prices are not furnished by the NASD, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by the Pink Sheets, or similar organization; (v) if the stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and if the last sale price and bid and asked prices for the Common Stock are not furnished by the NASD, Pink Sheets or a similar organization, the value established in good faith by the Administrator in good faith through reasonable application of a reasonable valuation method; and (vi) in the case of a Limited Stock Appreciation Right, the Fair Market Value of a share of Common Stock shall be the “Change in Control Price” (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right) of a share of Common Stock as of the date of exercise. Notwithstanding the foregoing, Fair Market Value must in all instances be determined in accordance with Section 409A of the Code.

“Family Member” means, with respect to any Participant, any of the following:

(a)           such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, including any such person with such relationship to the Participant by adoption;

(b)           any person (other than a tenant or employee) sharing such Participant’s household;

(c)           a trust in which the persons identified in clauses (a) and (b) above have more than fifty percent of the beneficial interest;

(d)           a foundation in which the persons identified in clauses (a) and (b) above or the Participant control the management of assets; or

(e)           any other entity in which the persons identified in clauses (a) and (b) above or the Participant own more than fifty percent of the voting interest.

“Incentive Stock Option” means any Option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.

“Incumbent Board” means (i) all individuals serving on the Board on the date of the initial adoption of the Plan by the Board of Directors, to the extent that they continue to serve as members of the Board, and (ii) all individuals who become members of the Board after the date of the initial adoption of this Plan by the Board of Directors, if such individuals’ election or nomination for election as directors was approved by a vote of at least a majority of the Board prior to such election, to the extent they continue to serve as members of the Board.

“Limited Stock Appreciation Right” means a Stock Appreciation Right that can be exercised only in the event of a “Change in Control” (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right).

“Maximum Value” shall have the meaning assigned to the term in Section 8.2.

“NASD” means the National Association of Securities Dealers, Inc.

“Nasdaq” means The Nasdaq Stock Market, Inc.

“Non-Employee Director” means a director of the Company who is not an employee of the Company or of any Parent, Subsidiary or Affiliate.

“Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option, including, but not limited to, any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

“Option” means an option to purchase Shares granted pursuant to Article 5 of the Plan.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

“Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority hereunder, to receive grants of Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, awards of Restricted Stock, Performance Shares, other types of awards, or any combination of the foregoing, or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

“Performance Goal” means the goals determined by the Administrator, in its discretion, to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement which may be based on such measure or measures of performance, which may include, but need not be limited to, performance of the Participant, the Company, one or more Subsidiary, Parent or Affiliate of the Company, or one or more divisions or units thereof, or any combination of the foregoing. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured in absolute terms or relative to industry or other indices, or a combination thereof. Such Performance Goals shall be based on one or more of the following criteria: (i) earnings; (ii) earnings per share; (iii) earnings growth; (iv) return on assets; (v) return on equity; (vi) revenue; (vii) profits; (viii) profit growth; (ix) profit-related return ratios; (x) cost management; (xi) dividend payout ratios; (xii) market share; (xiii) economic value added; (xiv) cash flow; (xv) total shareholder return; (xvi) book value; (xvii) stock price return; (xviii) price earnings ratio; and (xix) operating income. The Administrator shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company, or any Parent, Subsidiary or Affiliate of the Company, or the financial statements of the Company, or any Parent, Subsidiary or Affiliate of the Company, in response to changes in Applicable Law, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles; provided, however, that (i) to the extent required for compliance with the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code, no adjustment shall be made that would result in an increase in the compensation of any Participant whose compensation is subject to the limitation on deductibility under Section 162(m) of the Code for the applicable year; and (ii) any adjustment either shall not cause Section 409A of the Code to apply to an Award for which such section is not intended to apply or shall not cause an Award which is subject to Section 409A to fail to comply with Section 409A of the Code. The Administrator also may adjust the Performance Goals and measurements applicable to Awards and thereby reduce the amount to be received by any Participant pursuant to such Awards if and to the extent that the Administrator deems it appropriate.

 “Performance Grant” shall have the meaning assigned to the term in Section 8.1.

“Performance Grant Actual Value” shall have the meaning assigned to the term in Section 8.1.

“Performance Grant Award Period” shall have the meaning assigned to the term in Section 8.3.

“Performance Shares” means Shares that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to Article 8.

“Permitted Transfer” means, as authorized by the Plan and the Administrator, with respect to an interest in a Non-Qualified Stock Option, any transfer effected by the Participant during the Participant’s lifetime of an interest in such Non-Qualified Stock Option but only such transfers which are by gift or pursuant to domestic relations orders. A permitted transfer does not include any transfer for value and neither transfers under a domestic relations order in settlement of marital property rights or to an entity in which more than 50% of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity are deemed transfers for value.

“Pink Sheets” means Pink Sheets, LLC.

“Plan” means this 2006 Equity Incentive Plan, as amended from time to time.

“Related Employment” means the employment or performance of services by an individual for an employer that is neither the Company, any Parent, Subsidiary nor Affiliate, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company or any Parent, Subsidiary or Affiliate, (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing services for the Company or any Parent, Subsidiary or Affiliate or was engaged in Related Employment, and (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Administrator, as Related Employment. The death or Disability of an individual during a period of Related Employment shall be treated, for purposes of this Plan, as if the death or onset of Disability had occurred while the individual was employed by or performing services for the Company or a Parent, Subsidiary or Affiliate.

“Restricted Stock” means Shares subject to certain restrictions granted pursuant to Article 7.

“Restriction Period” means the period of time Restricted Stock or any other Award remains subject to restrictions imposed on the Award. Such restrictions may be based on continuous service, the achievement of Performance Goals, the occurrence of other events as determined by the Administrator, or a combination thereof.

“Rule 16b-3” shall have the meaning assigned to the term in Section 2.1.

“Securities Act” means the United States Securities Act of 1933, as amended from time to time.

“Shares” means shares of Common Stock reserved for issuance under or issued pursuant to the Plan, as adjusted pursuant to Article 4, and any successor security.

“Stock Appreciation Right” means the right pursuant to an Award granted under Article 6 to receive an amount equal to the excess, if any, of (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate exercise price of such right or such portion thereof as established by the Administrator at the time of the grant of such Award (or such other exercise price thereafter established by the Administrator with the consent of the Participant granted such Award where required by the Plan).

“Stock Bonus” means an Award granted pursuant to Article 9.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

“Ten Percent Stockholder” shall have the meaning assigned to the term in Section 5.4.

“Termination” or “Terminated” means, for purposes of the Plan with respect to a Participant, that such Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator, provided, that such leave is for a period of not more than three months, unless reemployment or reinstatement upon the expiration of such leave is provided by contract or statute. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of any Award previously granted to such Participant while such Participant is on leave from the Company or any Parent, Subsidiary or Affiliate of the Company as the Administrator may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement with respect to such Option. The Administrator will have sole discretion to determine (i) the effect upon an Award of any change in the Participant’s status from an employee to a consultant, director, consultant or advisor and (ii) whether a Participant has ceased to provide services and the applicable Termination Date.

“Termination Date” means the effective date of Termination, as determined by the Administrator.

ARTICLE 2.	ADMINISTRATION.

2.1          Administration in Accordance with the Code and Exchange Act. The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act (“Rule 16b-3”) or the rules of the Nasdaq, any stock exchange or automated quotation system on which the Common Stock is primarily quoted or listed, by the Board or, at the Board’s sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

2.2          Other Administration.    The Board or a Committee may delegate to an authorized officer or officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B) at the time of such approval, “covered employees” under Section 162(m) of the Code or (C) any other executive officer.

2.3          Administrator’s Powers. Subject to the general purposes, terms and conditions of this Plan, the Administrator will have full power to implement and carry out this Plan. The Administrator will have the authority to:

(a)           construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan (including sub-plans and Plan addenda);

(b)           prescribe, amend and rescind rules and regulations relating to this Plan (including rules and regulations relating to sub-plans and Plan addenda) or any Award;

(c)           select persons to receive Awards;

(d)           determine the form. terms and conditions, not inconsistent with the terms of the Plan, of Awards. Such terms and conditions include, but are not limited to, the exercise and/or purchase price (if applicable), the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(e)           determine the number of Shares or other consideration subject to Awards;

(f)           determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

(g)           grant waivers of Plan or Award conditions;

(h)           determine the vesting, exercisability and payment of Awards, including any vesting and/or exercisability acceleration;

(i)            correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

(j)            make any adjustments necessary or desirable as a result of the granting of an Award to an Eligible Recipient located outside the United States;

(k)           determine whether an Award has been earned;

(l)            to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such amendment is subject to Section 14 of the Plan and except as set forth in that Section may not impair any outstanding Award unless agreed to in writing by the Participant;

(m)          to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger, acquisition or other transaction. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity; provided, however, that with respect to the conversion of stock appreciation rights in the acquired entity, the Conversion Awards shall be Nonstatutory Stock Options. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan; and

(n)           make all other determinations necessary or advisable for the administration of the Plan.

2.4          Administrator’s Discretion Final. Any determination made by the Administrator with respect to any Award will be made in the Administrator’s sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under the Plan.

2.5          Administrator’s Method of Acting; Liability. The Administrator may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Eligible Recipients. No member of the Administrator and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Administrator or by any officer of the Company in connection with the performance of duties under the Plan, except for such member’s or officer’s own willful misconduct or as expressly provided by law.

ARTICLE 3.	PARTICIPATION.

3.1          Affiliates. If a Parent, Subsidiary or Affiliate of the Company wishes to participate in the Plan and its participation shall have been approved by the Board, the board of directors or other governing body of the Parent, Subsidiary or Affiliate, as the case may be, shall adopt a resolution in form and substance satisfactory to the Administrator authorizing participation by the Parent, Subsidiary or Affiliate in the Plan. A Parent, Subsidiary or Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Parent, Subsidiary or Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Parent, Subsidiary or Affiliate’s board of directors or other governing body taking such action. If the participation in the Plan of a Parent, Subsidiary or Affiliate shall terminate, such termination shall not relieve the Parent, Subsidiary or Affiliate of any obligations theretofore incurred by the Parent, Subsidiary or Affiliate, except as may be approved by the Administrator.

3.2          Participants. Incentive Stock Options may only be granted to employees within the meaning of Section 422 of the Code and the regulations thereunder (including officers and directors who are also employees) of the Company, or any Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided, that such consultants, contractors and advisors render bona fide services to the Company or such Parent, Subsidiary or Affiliate of the Company not in connection with the offer and sale of securities in a capital-raising transaction. An Eligible Recipient may be granted more than one Award under the Plan.

ARTICLE 4.	AWARDS UNDER THE PLAN.

4.1          Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:

(a)           Options;

(b)           Stock Appreciation Rights;

(c)           Restricted Stock;

(d)           Performance Grants;

(e)           Stock Bonuses; and

(f)           any other type of Award deemed by the Committee to be consistent with the purposes of the Plan (including, but not limited to, Awards of, or options or similar rights granted with respect to, unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States).

The Administrator may only award or grant those Awards that either comply with the applicable requirements of Section 409A of the Code, or do not result in the deferral of compensation within the meaning of Section 409A of the Code.

4.2          Number of Shares Available Under the Plan. Subject to Section 4.4, the total number of Shares reserved and available for grant and issuance pursuant to the Plan will be 5,000,000. To the extent that any Award payable in Shares is forfeited, canceled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the Shares covered by such Award will no longer be charged against the foregoing 5,000,000 Share maximum limitation and may again be made subject to Award(s) under the Plan.

Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

The number of Shares which are transferred to the Company by a Participant to pay the exercise or purchase price of an Award will be subtracted from the number of Shares issued with respect to such Award for the purpose of counting Shares used under the Plan. Shares withheld to pay withholding taxes in connection with the exercise or repayment of an Award will be counted as used under the Plan. In addition, shares covered by an Award which is settled in cash will not be counted as used under the Plan.

4.3          Reservation of Shares. At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under the Plan and all other outstanding but unexercised Awards granted under the Plan.

4.4          Adjustment in Number of Shares Available Under the Plan. In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the number of Shares that may be granted pursuant to the Plan, and (c) the Exercise Prices of and number of Shares subject to outstanding Options and other Awards, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that, upon occurrence of such an event, fractions of a Share will not be issued upon exercise of an Award but will, upon such exercise, either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share on the effective date of such an event or will be rounded down to the nearest whole Share, as determined by the Administrator. Notwithstanding the foregoing, (i) with respect to Incentive Stock Options, any such adjustment pursuant to this Section 4.4 shall be made in a manner so as to not constitute a “modification” within the meaning of Section 424(h) of the Code and the regulations thereunder; and (ii) any adjustment either shall not cause Section 409A of the Code to apply to an Award for which such section is not intended to apply or shall not cause an Award which is subject to Section 409A to fail to comply with Section 409A of the Code.

4.5          Rights with Respect to Common Shares and Other Securities.

(a)           Unless otherwise determined by the Administrator, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such Participant’s rights with respect to such Award pursuant to the Plan) shall have, after issuance of a certificate or copy thereof for the number of Shares so awarded and prior to the expiration of the Restriction Period or the earlier repurchase of such Shares as provided in the Plan or Award Agreement with respect to such Award of Restricted Stock, ownership of such Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Shares (provided that such Shares, and any new, additional or different shares, or other securities or property of the Company, or other forms of consideration which the Participant may be entitled to receive with respect to such Shares as a result of a stock split, stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions of the Plan as determined by the Administrator), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, unless otherwise determined by the Administrator, a Participant with whom an Award Agreement is made to issue Shares in the future shall have no rights as a stockholder with respect to Shares related to such Award Agreement until a stock certificate evidencing such Shares is issued to such Participant.

(b)           Unless otherwise determined by the Administrator, a Participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such Participant’s rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date a stock certificate evidencing such Shares or other instrument of ownership, if any, is issued to such Participant. Except as provided in Section 4.4, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

4.6          Limits on Awards Under the Plan.

(a)           Subject to adjustment as provided in Section 4.4, not more than an aggregate of 5,000,000 Shares may be issued under the Plan as Incentive Stock Options.

(b)           Subject to adjustment as provided in Section 4.4, the maximum number of shares of Common Stock with respect to which Options, Stock Appreciation Rights, or Limited Rights, or a combination thereof, may be granted during any calendar year to any individual Participant shall be 1,500,000, and the maximum number of Shares with respect to which Restricted Stock may be granted during any calendar year to any individual Participant shall be 1,500,000. These limitations shall be applied and construed consistently with Section 162(m) of the Code.

(c)           Subject to adjustment as provided in Section 4.4, the maximum number of shares of Common Stock with respect to which Performance Grants may be granted during any calendar year to any individual Participant shall be 1,500,000. This limit shall be applied and construed consistently with Section 162(m) of the Code.

(d)           The maximum dollar value of Performance Grants that may be awarded during any calendar year to any individual Participant shall be equal to the value of 1,500,000 shares determined as of the first business day of the year of grant. This limit shall be applied and construed consistently with Section 162(m) of the Code.

ARTICLE 5.	STOCK OPTIONS.

5.1          Grant; Determination of Type of Option. The Administrator may grant one or more Options to an Eligible Recipient and will determine (a) whether each such Option will be an Incentive Stock Option or a Non-Qualified Stock Option, (b) the number of Shares subject to each such Option, (c) the Exercise Price of each such Option, (d) the period during which each such Option may be exercised, and (e) all other terms and conditions of each such Option, subject to the terms and conditions of this Article 5. The Administrator may grant an Option either alone or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter.

5.2          Form of Option Award Agreement. Each Option granted under the Plan will be evidenced by an Award Agreement which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option, and will be in such form and contain such provisions (which need not be the same for each Participant or Option) as the Administrator may from time to time approve, and which will comply with and be subject to the terms and conditions of the Plan.

5.3          Date of Grant. The date of grant of an Option will be the date on which the Administrator makes the determination to grant such Option, unless otherwise specified by the Administrator.

5.4          Exercise Period. Each Option shall be exercisable within the times or upon the occurrence of one or more events determined by the Administrator and set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten years from the date the Option is granted; and provided, further, however, that no Incentive Stock Option granted to a person who directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (each, a “Ten Percent Stockholder”) will be exercisable after the expiration of five years from the date such Incentive Stock Option is granted. The Administrator also may provide for an Option to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Administrator determines. Unless otherwise determined by the Administrator, an Option shall be exercisable as follows:

(a)           up to 25% of the number of Shares subject to such Option commencing on the first anniversary of the date of grant of such Option;

(b)           up to an additional 25% of the number of Shares subject to such Option commencing on the second anniversary of the date of grant of such Option;

(c)           up to an additional 25% of the number of Shares subject to such Option commencing on the third anniversary of the date of grant of such Option; and

(d)           up to an additional 25% of the number of Shares subject to such Option commencing on the fourth anniversary of the date of grant of such Option.

5.5          Exercise Price. The Exercise Price of an Option will be determined by the Administrator when the Option is granted and may be not less than 100% of the per share Fair Market Value of the Shares subject to such Option on the date of grant of such Option; provided, however, that the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than 110% of the per share Fair Market Value of such Shares on the date of such grant. Payment for the Shares purchased shall be made in accordance with Article 10 of the Plan.

5.6          Method of Exercise. An Option may be exercised only by delivery to the Company of an irrevocable written exercise notice (a) identifying the Option being exercised, (b) stating the number of Shares being purchased, (c) providing any other matters required by the Award Agreement with respect to such Option, and (d) containing such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with Applicable Law. Such exercise notice shall be accompanied by payment in full of the Exercise Price for the number of Shares being purchased in accordance with Article 10 and the executed Award Agreement with respect to such Option.

5.7          Termination. Unless otherwise provided in an Award Agreement, exercise of Options shall be subject to the following:

(a)           If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise each of such Participant’s Options (i) only to the extent that such Options would have been exercisable on the Termination Date and (ii) no later than three months after the Termination Date, but in any event, no later than the original expiration date of such Option;

(b)           If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three months after a Termination other than for Cause or because of Participant’s Disability), then each of such Participant’s Options (i) may be exercised only to the extent that such Option would have been exercisable by Participant on the Termination Date and (ii) must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve months after the Termination Date, but in any event no later than the original expiration date of such Option.

(c)           Notwithstanding the provisions in paragraphs 5.7(a) and 5.7(b), if a Participant is terminated for Cause, neither the Participant, the Participant’s estate nor such other person who may then hold an Option shall be entitled to exercise such Option whatsoever, whether or not, after the Termination Date, the Participant may receive payment from the Company or any Parent, Subsidiary or Affiliate of the Company for vacation pay, for services rendered prior to the Termination Date, for services rendered for the day on which Termination occurs, for salary in lieu of notice, for severance or for any other benefits; provided, however, in making such a determination, the Administrator shall give the Participant an opportunity to present to the Administrator evidence on Participant’s behalf that the provisions of this paragraph 5.7(c) should not apply and, in the alternative, paragraph 5.7(a) or 5.7(b) shall apply; provided, further, however, that, for the purpose of this paragraph 5.7(c), Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that such Participant is Terminated.

5.8          Limitations on Exercise. The Administrator may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided, that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which the Option is then exercisable.

5.9          Limitations on Incentive Stock Options. The aggregate Fair Market Value (as determined as of the date of grant) of Shares with respect to which an Incentive Stock Option are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company, and any Parent, Subsidiary and Affiliate of the Company) will not exceed $100,000. This $100,000 limitation shall be applied by taking Options into account in the order in which granted. An Incentive Stock Option shall be deemed to be a Non-Qualified Stock Option to the extent that the foregoing $100,000 limitation is exceeded. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.10        Modification, Extension or Renewal. The Administrator may modify, extend or renew any outstanding Option and authorize the grant of one or more new Options in substitution therefor; provided that (i) any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted; and (ii) the Administrator shall consider the impact of Section 409A of the Code on any such modification, extension, renewal, or substitution. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) and other applicable provisions of the Code.

5.11        No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to an Incentive Stock Option will be interpreted, amended or altered, nor will any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

5.12        Prohibition Against Transfer. No Option may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or pursuant to a domestic relations order, and a Participant’s Option shall be exercisable during such Participant’s lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order.

ARTICLE 6.	STOCK APPRECIATION RIGHTS.

6.1          Grant of Stock Appreciation Rights.

(a)           The Administrator may grant Stock Appreciation Rights either alone, or in conjunction with the grant of an Option, Performance Grant or other Award, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Administrator shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Shares issuable upon exercise thereof, as the Administrator shall establish.

(b)           The Administrator shall determine the number of Shares to be subject to each Award of Stock Appreciation Rights. The number of Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Administrator, to the extent that Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Shares, or other securities or property of the Company, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

6.2          Prohibition Against Transfer. No Award of Stock Appreciation Rights may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of the descent and distribution or pursuant to a domestic relations order, and Stock Appreciation Rights Awarded to a Participant shall be exercisable during such Participant’s lifetime only by such Participant or such person receiving such Stock Appreciation Rights pursuant to a domestic relations order. Unless the Administrator determines otherwise, the Award of Stock Appreciation Rights to a Participant shall not be exercisable for at least six months after the date of grant, unless such Participant is Terminated before the expiration of such six-month period by reason of such Participant’s Disability or death.

6.3          Exercise. The Award of Stock Appreciation Rights shall not be exercisable:

(a)           in the case of any Award of Stock Appreciation Rights that are attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date such Incentive Stock Option is granted, and, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date of such Award. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Administrator may establish;

(b)           unless the Option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and

(c)           unless the Participant exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company or any Parent, Subsidiary or Affiliate of the Company, except that

(i)            in the case of any Award of Stock Appreciation Rights (other than those attached to an Incentive Stock Option), if such Participant is Terminated solely by reason of a period of Related Employment, the Participant may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if such Participant had not been Terminated;

(ii)           if such Participant is Terminated by reason of such Participant’s Disability or early, normal or deferred retirement under an approved retirement program of the Company or any Parent, Subsidiary or Affiliate of the Company (or such other plan or arrangement as may be approved by the Administrator for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant may, at any time within three years after the Termination Date (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on the Termination Date, or with respect to such greater number of Shares as determined by the Administrator;

(iii)          if such Participant is Terminated for reasons other than Related Employment, Disability, early, normal or deferred retirement or death while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may exercise the Award of Stock Appreciation Rights at any time during the two year period following the Termination Date (but in no event after the Award of Stock Appreciation Rights expires) following such Participant’s Termination Date with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on such Participant’s Termination Date or as otherwise permitted by the Administrator; or

(iv)          if any Participant to whom an Award of Stock Appreciation Rights has been granted shall die holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant’s executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which the decedent Participant could have exercised the Award of Stock Appreciation Rights at the time of such death, or with respect to such greater number of Shares as may be determined by the Administrator.

6.4          Exercise.

(a)           An Award of Stock Appreciation Rights shall entitle the Participant (or any person entitled to act under the provisions of clause (iv) of Paragraph 6.3(c)) to either (i) exercise such Award and receive payment in accordance with such Award or (ii) surrender unexercised the Option (or other Award) to which the Stock Appreciation Rights is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange therefor, without payment to the Company, that number of Shares having an aggregate value equal to the excess of the Fair Market Value of one Share, at the time of such exercise, over the Exercise Price per share, times the number of Shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Administrator shall be entitled to elect to settle the obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash or other securities or property of the Company, or other forms of payment, or any combination thereof, as determined by the Administrator, equal to the aggregate value of the Shares the Company would otherwise be obligated to deliver. Any such election by the Administrator shall be made as soon as practicable after the receipt by the Company of written notice of the exercise of such Stock Appreciation Rights. The value of a Share, other securities or property of the Company, or other forms of payment determined by the Administrator for this purpose shall be the Fair Market Value of a Share on the last business day next preceding the date of the election to exercise such Stock Appreciation Rights, unless the Administrator determines otherwise and is set forth in the Award Agreement with respect to such Stock Appreciation Rights.

(b)           An Award of Stock Appreciation Rights may provide that such Stock Appreciation Rights shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of such Stock Appreciation Rights or of the related Option (or other Award), or such other date as specified by the Administrator, if at such time such Stock Appreciation Rights has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in Paragraph 6.4(a).

6.5          Fractional Shares. No fractional shares may be delivered under this Article 6, but, in lieu thereof, a cash or other adjustment shall be made as determined by the Administrator.

ARTICLE 7.	RESTRICTED STOCK.

7.1          Grant. An Award of Restricted Stock is an offer by the Company to sell to an Eligible Recipient Shares that are subject to restrictions. The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the Exercise Price to be paid, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the provisions of this Article 7.

7.2          Form of Restricted Stock Award. All purchases under an Award of Restricted Stock will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Award of Restricted Stock or Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock will be accepted by the Participant’s execution and delivery of the Award Agreement evidencing the offer to purchase the Restricted Stock and full payment for the Shares to the Company within 30 days from the date such Award Agreement is tendered to such Eligible Recipient. If such Eligible Recipient does not execute and deliver such Award Agreement along with full payment for the Shares to the Company within such 30 day period, then such offer will terminate, unless otherwise determined by the Administrator.

7.3          Purchase Price. The Exercise Price of Shares sold pursuant to an Award of Restricted Stock will be determined by the Administrator on the date such Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Exercise Price will be 100% of the per share Fair Market Value of the Shares subject to the Award on the date such Award is granted. Payment of the Exercise Price may be made in accordance with Article 10 of the Plan.

7.4          Terms of Restricted Stock Awards. Each Award of Restricted Stock shall be subject to such restrictions as the Administrator may impose. These restrictions may be based upon completion of a specified length of service with the Company or any Parent, Subsidiary or Affiliate of the Company, or upon completion of the Performance Goals as set out in advance in the Participant’s individual Award Agreement. Awards of Restricted Stock may vary from Participant to Participant and between groups of Participants. Prior to the grant of an Award of Restricted Stock, the Administrator shall:

(a)determine the nature, length and starting date of any Restriction Period for the Restricted Stock Award;

(b)determine the Performance Goals, if any, to be used to measure performance; and

(c)determine the number of Shares that may be awarded to the Participant.

Prior to the payment of any Restricted Stock pursuant to an Award, the Administrator shall determine the extent to which such Restricted Stock Award has been earned and certify in writing that any Performance Goals and any other material terms were in fact satisfied. Restriction Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Restriction Periods and having different Performance Goals and other criteria.

7.5          Termination During Restriction Period. If a Participant is Terminated during a Restriction Period with respect to any Award of Restricted Stock for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Award Agreement with respect to such Restricted Stock, unless the terms of such Award Agreement provides otherwise or the Administrator determines otherwise.

ARTICLE 8.	PERFORMANCE GRANTS.

8.1          Award. The Award of a Performance Grant to a Participant will entitle such Participant to receive a specified amount (the “Performance Grant Actual Value”) as determined by the Administrator; provided that the terms and conditions specified in the Plan and in the Award of such Performance Grant are satisfied. Each Award of a Performance Grant shall be subject to the terms and conditions set forth in this Article 8 and such other terms and conditions, including, but not limited to, restrictions upon any cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Administrator shall establish, shall be embodied in an Award Agreement in such form and substance as is approved by the Administrator.

8.2          Terms. The Administrator shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award of a Performance Grant and whether or not such Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other type of Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to such Participant (the “Associated Award”). As determined by the Administrator, the maximum value of each Performance Grant (the “Maximum Value”) shall be:

(a)           an amount fixed by the Administrator at the time the Award is made or amended thereafter;

(b)           an amount which varies from time to time based in whole or in part on the then current Fair Market Value of a Share, other securities or property of the Company, or other securities or property, or any combination thereof; or

(c)           an amount that is determinable from criteria specified by the Administrator.

Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Administrator.

8.3          Award Period. The award period (“Performance Grant Award Period”) in respect of any Performance Grant shall be a period determined by the Administrator. At the time each Performance Grant is made, the Administrator shall establish Performance Goals to be attained within the Performance Grant Award Period as the means of determining the Performance Grant Actual Value of such Performance Grant. Each Performance Grant Actual Value of a Performance Grant shall be equal to the Performance Grant Maximum Value of such Performance grant only if the Performance Goals are attained in full, but the Administrator shall specify the manner in which the Performance Grant Actual Value shall be determined if the Performance Goals are met in part. The Performance Grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, may be adjusted in any manner by the Administrator at any time and from time to time during or as soon as practicable after the Performance Grant Award Period, if it determines that such performance measures, the Performance Grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, are not appropriate under the circumstances; provided that (i) to the extent required for compliance with the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code, no adjustment shall be made that would result in an increase in the compensation of any Participant whose compensation is subject to the limitation on deductibility under Section 162(m) of the Code for the applicable year; and (ii) any adjustment either shall not cause Section 409A of the Code to apply to an Award for which such section is not intended to apply or shall not cause an Award which is subject to Section 409A to fail to comply with Section 409A of the Code.

8.4          Termination. The rights of a Participant in Performance Grants awarded to such Participant shall be provisional and may be canceled or paid in whole or in part, all as determined by the Administrator, if such Participant’s continuous employment or performance of services for the Company, any Parent, Subsidiary and Affiliate of the Company shall terminate for any reason prior to the end of the Performance Grant Award Period, except solely by reason of a period of Related Employment.

8.5          Determination of Performance Grant Actual Values. The Committee shall determine whether the conditions of Sections 8.2 or 8.3 have been met and, if so, shall ascertain the Performance Grant Actual Value of Performance Grants. The Administrator must certify in writing prior to payment of any Performance Grants that the Performance Goals and any other material terms were in fact satisfied. If a Performance Grant has no Performance Grant Actual Value, the Award of such Performance Grant shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with such Associated Award’s terms. If a Performance Grant has a Performance Grant Actual Value and:

(a)           was not awarded in conjunction with an Associated Award, the Administrator shall cause an amount equal to the Performance Grant Actual Value of such Performance Grant to be paid to the Participant or the Participant’s beneficiary as provided below; or

(b)           was awarded in conjunction with an Associated Award, the Administrator shall determine, in accordance with criteria specified by the Administrator, whether to (i) to cancel such Performance Grant, in which event no amount in respect thereof shall be paid to the Participant or the Participant’s beneficiary, and the Associated Award may be permitted to continue in effect in accordance with the Associated Award’s terms, (ii) pay the Performance Grant Actual Value to the Participant or the Participant’s beneficiary as provided below, in which event such Associated Award may be canceled, or (iii) pay to the Participant or the Participant’s beneficiary as provided below, the Performance Grant Actual Value of only a portion of such Performance Grant, in which case a complementary portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Administrator.

Such determination by the Administrator shall be made as promptly as practicable following the end of the Performance Grant Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Administrator shall determine, and shall be made pursuant to criteria specified by the Administrator.

8.6          Payment. Unless otherwise provided in an Award Agreement, payment of any amount in respect of the Performance Grants which the Administrator determines to pay as provided in this Article 8 shall be made by the Company as promptly as practicable after the end of the Performance Grant Award Period, but in no event later than March 15th of the year following the year in which the Performance Grant Award Period ends.

ARTICLE 9.	STOCK BONUSES.

9.1          Awards of Stock Bonuses. A Stock Bonus is an Award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for services previously rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company, pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. A Stock Bonus may be awarded upon satisfaction of such Performance Goals as are set out in advance in the Participant’s individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, any Parent, Subsidiary or Affiliate of the Company and/or individual Performance Goals or upon such other criteria as the Administrator may determine.

9.2          Terms of Stock Bonuses. The Administrator will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of Performance Goals set forth in an Award Agreement, then the Administrator will:

(a)           determine the nature, length and starting date of any Restriction Period for each Stock Bonus;

(b)           determine the Performance Goals, if any, to be used to measure performance; and

(c)           determine the number of Shares that may be awarded to the Participant.

Prior to the payment of any Stock Bonus, the Administrator shall determine the extent to which such Stock Bonuses have been earned and certify in writing that any Performance Goals and any other material terms were in fact satisfied. Restriction Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Restriction Periods and different Performance Goals and other criteria. The number of Shares may be fixed or may vary in accordance with such Performance Goals and criteria as may be determined by the Administrator.

9.3          Form of Payment. At the time of the award of a Stock Bonus, the Administrator shall determine the time of payment (paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator may determine) and the method of payment (payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Administrator will determine).

ARTICLE 10.	PAYMENT FOR SHARE PURCHASES.

10.1        Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Administrator and where permitted by Applicable Law (including, without limitation, Section 402 of the Sarbanes-Oxley Act of 2002):

(a)           by cancellation of indebtedness of the Company to the Participant;

(b)           by surrender of shares of Common Stock that either (i) have been owned by the Participant for more than six months (if required to avoid adverse accounting consequences) and have been paid for within the meaning of Rule 144 promulgated under the Securities Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) were obtained by Participant in the public market;

(c)           if allowable under Applicable Law, by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is secured by collateral other than the Shares satisfactory to the Administrator;

(d)           by waiver of compensation due or accrued to the Participant for services rendered;

(e)           with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists, (i) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the NASD whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby such broker-dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (ii) through a “margin” commitment from the Participant and such broker-dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to such broker-dealer in a margin account as security for a loan from such broker-dealer in the amount of the Exercise Price, and whereby such broker-dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;

(f)           such other consideration and method of payment for the issuance of Shares to the extent permitted by the Administrator and Applicable Law; or

(g)           by any combination of the foregoing.

10.2        Loan Guarantees. To the extent permitted by Applicable Law, including, without limitation, Section 402 of the Sarbanes-Oxley Act of 2002, the Company, in its sole discretion, may assist a Participant in paying for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

ARTICLE 11.	AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN.

11.1Amendment or Substitution of Awards Under the Plan. The terms of any outstanding Award under the Plan may be amended from time to time by the Administrator in any manner that the Administrator deems appropriate; provided, however, that no such amendment shall adversely affect in a material manner any right of a Participant under such Award without the Participant’s written consent. The Administrator may permit or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

ARTICLE 12.	DESIGNATION OF BENEFICIARY BY PARTICIPANT.

12.1        Designation of Beneficiary by Participant. A Participant may designate one or more beneficiaries to receive any rights and payments to which such Participant may be entitled in respect of any Award in the event of such Participant’s death. Such designation shall be on a written form acceptable to and filed with the Administrator. The Administrator shall have the right to review and approve beneficiary designations. A Participant may change the Participant’s beneficiary(ies) from time to time in the same manner as the original designation, unless such Participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under Applicable Law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Administrator. If no designated beneficiary survives the Participant and is living on the date on which any right or amount becomes payable to such Participant’s beneficiary(ies), such payment will be made to the legal representatives of the Participant’s estate, and the term “beneficiary” as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Administrator may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Administrator, the Board and the Committee and the members thereof will have no further liability to any person or entity with respect to such amount.

ARTICLE 13.	CHANGE IN CONTROL, DISSOLUTION OR LIQUIDATION.
13.1        Change in Control. In the event there is a Change in Control of the Company, as determined by the Board or a Committee, the Board or Committee may, in its discretion, (i) provide for the assumption or substitution of, or adjustment (including to the number and type of Shares and exercise or purchase price applicable) to, each outstanding Award; (ii) accelerate the vesting of Options and terminate any restrictions on Stock Awards and/or (iii) provide for termination of Awards as a result of the Change in Control on such terms and conditions as it deems appropriate, including providing for the cancellation of Awards for a cash or other payment to the Participant.

For purposes of this Section 13.1, an Award shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Change in Control, as the case may be, each holder of an Award would be entitled to receive upon exercise of the Award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares covered by the Award at such time (after giving effect to any adjustments in the number of Shares covered by the Award as provided for in Section 4.4); provided that if such consideration received in the transaction is not solely common stock of the successor corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Award to be solely common stock of the successor corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised or the Shares subject thereto issued to the Participant and unless otherwise determined by the Administrator, an Award will terminate immediately prior to the consummation of such proposed transaction.

ARTICLE 14.	PLAN AMENDMENT OR SUSPENSION.

14.1        Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but any amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law. To the extent required to comply with Section 162(m), the Company shall seek re-approval of the Plan from time to time by the stockholders. No amendment of the Plan shall adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant’s written consent; provided further that the Administrator may amend an outstanding Award in order to conform it to the Administrator’s intent (in its sole discretion) that such Award not be subject to Code Section 409A(a)(1)(B).

ARTICLE 15.	PLAN TERM AND TERMINATION.

15.1        Plan Term and Termination. The Plan shall become effective on the date approved by the Board (the “Effective Date”). It shall continue in effect for a term of ten (10) years from the later of the Effective Date or the date any amendment to add shares to the Plan is approved by stockholders of the Company, unless terminated earlier upon the adoption of a resolution of the Board terminating the Plan.

15.2        Effect of Termination on Outstanding Awards. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without such person’s consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Administrator may make amendments permitted under Article 11. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

ARTICLE 16.	TRANSFERABILITY.

16.1Transferability. Except as may be approved by the Administrator where such approval shall not adversely affect compliance of the Plan with Sections 162 and 422 of the Code and/or Rule 16b-3, a Participant’s rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant’s death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, except as may be approved by the Administrator, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent or pursuant to a domestic relations order and shall be exercisable during the Participant’s lifetime only by such Participant or such person receiving such Option or similar right pursuant to a domestic relations order.

ARTICLE 17.	PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

17.1        Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares subject to or issued pursuant to the Plan until such Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, however, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, however, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Restricted Stock that is repurchased at the Participant’s Exercise Price in accordance with an Award Agreement with respect to such Restricted Stock. In addition, all cash dividends paid with respect to Awards of Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid. Subject to the restrictions on vesting and the forfeiture provisions, all cash dividends credited to a Participant shall be paid to the Participant as soon as administratively feasible following the full vesting of the Restricted Stock with respect to which such dividends were paid, but in no event later than the March 15th of the year following the year in which full vesting of such Restricted Stock occurs.

17.2        Financial Statements. The Company will provide or make available financial statements to each Participant prior to such Participant’s purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, that the Company will not be required to provide or make available such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

17.3        Restrictions on Shares. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares issued pursuant to such Award Agreement and held by a Participant following such Participant’s Termination at any time within 90 days after the later of Participant’s Termination Date or the date Participant purchases Shares under the Plan, for cash and/or cancellation of purchase money indebtedness, at the then Fair Market Value of such Shares.

ARTICLE 18.	CERTIFICATES.
18.1Certificates. All Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any Applicable Law, or any rules, regulations and other requirements promulgated under such laws or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and each stock certificate evidencing such Shares and other certificates shall be appropriately legended.

ARTICLE 19.	DEPOSIT OF SHARES; ESCROW.

19.1        Deposit of Shares; Escrow. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all stock certificates evidencing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Administrator may from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

ARTICLE 20.	LEGAL AND OTHER REGULATORY COMPLIANCE.

20.1        Compliance with Applicable Laws. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding any other provision in this Plan, the Company will have no obligation, or liability for failure, to issue or deliver stock certificates for Shares under this Plan prior to:

(a)           obtaining any approvals from governmental agencies that the Administrator determines are necessary or advisable; and/or

(b)           completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Administrator determines to be necessary or advisable.

20.2        Compliance with Rule 16b-3. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. No Obligation to Register Shares or Awards. The Company will be under no obligation to register the Shares under the Securities Act or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20.4        Compliance with Section 409A. Notwithstanding anything to the contrary contained herein, to the extent that the Administrator determines that any Award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under Applicable Law (and unless otherwise stated in the applicable Award Agreement), the Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Section 409A (whenever issued, the “Guidance”). Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement provides otherwise, with specific reference to this sentence), to the extent that a Participant holding an Award that constitutes “deferred compensation” under Section 409A and the Guidance is a “specified employee” (also as defined thereunder), no distribution or payment of any amount shall be made before a date that is six (6) months following the date of such Participant's “separation from service” (as defined in Section 409A and the Guidance) or, if earlier, the date of the Participant's death.

20.5        Deferral of Award Benefits.  The Administrator may in its discretion and upon such terms and conditions as it determines appropriate permit one or more Participants whom it selects to (a) defer compensation payable pursuant to the terms of an Award, or (b) defer compensation arising outside the terms of this Plan pursuant to a program that provides for deferred payment in satisfaction of such other compensation amounts through the issuance of one or more Awards. Any such deferral arrangement shall be evidenced by an Award Agreement in such form as the Administrator shall from time to time establish, and no such deferral arrangement shall be a valid and binding obligation unless evidenced by a fully executed Award Agreement, the form of which the Administrator has approved, including through the Administrator's establishing a written program (the “Program”) under this Plan to govern the form of Award Agreements participating in such Program. Any such Award Agreement or Program shall specify the treatment of dividends or dividend equivalent rights (if any) that apply to Awards governed thereby, and shall further provide that any elections governing payment of amounts pursuant to such Program shall be in writing, shall be delivered to the Company or its agent in a form and manner that complies with Code Section 409A and the Guidance, and shall specify the amount to be distributed in settlement of the deferral arrangement, as well as the time and form of such distribution in a manner that complies with Code Section 409A and the Guidance.

20.6        Tax Consequences.  The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to an Eligible Recipient, Participant, employee or any other persons as to any tax consequence realized by such person due to the receipt, vesting, exercise or settlement of any Option or other Award granted hereunder or due to the transfer of any Shares issued hereunder. The Participant is responsible for, and by accepting an Award under the Plan agrees to bear, all taxes of any nature that are legally imposed upon the Participant in connection with an Award, and the Company does not assume, and will not be liable to any party for, any cost or liability arising in connection with such tax liability legally imposed on the Participant. In particular, Awards issued under the Plan may be characterized by the U.S. Internal Revenue Service (the “IRS”) as “deferred compensation” under the Code resulting in additional taxes, including in some cases interest and penalties. In the event the IRS determines that an Award constitutes deferred compensation under the Code or challenges any good faith characterization made by the Company or any other party of the tax treatment applicable to an Award, the Participant will be responsible for the additional taxes, and interest and penalties, if any, that are determined to apply if such challenge succeeds, and the Company will not reimburse the Participant for the amount of any additional taxes, penalties or interest that result.

ARTICLE 21.	NO RIGHT TO EMPLOYMENT OR CONTINUATION OF RELATIONSHIP.

21.1        No Right to Employment or Continuation of Relationship. Nothing in this Plan or any Award granted under the Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

ARTICLE 22.	NON-EXCLUSIVITY OF THE PLAN.

22.1Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

ARTICLE 23.	MISCELLANEOUS PROVISIONS.

23.1        No Rights Unless Specifically Granted. No Eligible Recipient, employee or other person shall have any claim or right to be granted an Award under the Plan under any contract, agreement or otherwise. Determinations made by the Administrator under the Plan need not be uniform and may be made selectively among Eligible Recipients under the Plan, whether or not such Eligible Recipients are similarly situated.

23.2        No Rights Until Written Evidence Delivered. No Participant or other person shall have any right with respect to the Plan, the Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award, in the form of an Award Agreement, shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through such recipient) have been met.

23.3        Right to Withhold Payments. The Company and any Parent, Subsidiary and Affiliate of the Company shall have the right to deduct from any payment made under the Plan, any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Administrator may permit a Participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Administrator shall deem to be appropriate, including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes.

23.4        Expenses of Administration. The expenses of the Plan shall be borne by the Company. However, if an Award is made to an individual employed by or performing services for a Parent, Subsidiary or Affiliate of the Company:

(a)           if such Award results in payment of cash to the Participant, such Parent, Subsidiary or Affiliate shall pay to the Company an amount equal to such cash payment unless the Administrator shall otherwise determine;

(b)           if the Award results in the issuance by the Company to the Participant of Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, such Parent, Subsidiary or Affiliate of the Company shall, unless the Administrator shall otherwise determine, pay to the Company an amount equal to the fair market value thereof, as determined by the Administrator, on the date such Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, are issued (or, in the case of the issuance of Restricted Stock or of Shares, other securities or property of the Company, or other securities or property, or other forms of payment subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which they are no longer subject to such applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Shares, other securities or property of the Company, other securities or property or other forms of payment, or any combination thereof, all as the Administrator shall determine; and

(c)           the foregoing obligations of any such Parent, Subsidiary or Affiliate of the Company shall survive and remain in effect and binding on such entity even if its status as a Parent, Subsidiary or Affiliate of the Company should subsequently cease, except as otherwise agreed by the Company and such Parent, Subsidiary or Affiliate.

23.5        Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.

23.6        Acceptance of Award Deemed Consent. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated such Participant’s (or other person’s) acceptance and ratification of, and consent to, any action taken by the Company, Administrator, Board or Committee or their respective delegates under the Plan.

23.7        Use of Terms. For the purposes of the Plan, in the use of any term, the singular includes the plural and the plural includes the singular wherever appropriate.

23.8        Filing of Reports. The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder or any Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

23.9        Validity; Construction; Interpretation. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Award Agreements and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Nevada.